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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 20, 1999
                                                 ------------

                              AmeriLink Corporation
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             (Exact name of registrant as specified in its charter)


         Ohio                        0-24334                      31-1409345
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   (State or other                 (Commission                 (I.R.S. Employer
     jurisdiction                  File Number)              Identification No.)
  of incorporation)


1900 East Dublin-Granville Road, Columbus, Ohio                     43229
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  (Address of principal executive offices)                        (Zip Code)


                                 (614) 895-1313
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               Registrant's telephone number, including area code
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ITEM 5.        OTHER EVENTS

        On May 20, 1999, AmeriLink Corporation ("AmeriLink"), Tandy Corporation ("Tandy") and LWT, Inc., a wholly owned subsidiary of Tandy ("Merger Sub"), entered into a definitive Agreement and Plan of Reorganization (the "Merger Agreement") providing, subject to the terms and conditions set forth therein, for the merger of Merger Sub with and into AmeriLink (the "Merger"). Pursuant to the terms of the Merger Agreement, shareholders of AmeriLink will receive in the Merger shares of Tandy common stock for each common share of AmeriLink at a ratio equal to $15.60 divided by Tandy's average closing share price over the 5 trading days ending May 24, 1999. In the event that Tandy common stock trades during a predetermined period at prices that cause the exchange ratio to yield to the Amerilink shareholders less than $12.00 per share in Tandy common stock, each AmeriLink common share will automatically convert into the right to receive $14.50 cash in the Merger.

     The Merger is subject to usual and customary closing conditions, including regulatory and AmeriLink shareholder approval, and the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement. In addition, the distribution of Tandy shares is subject to the clearance of a registration statement to be filed with the Securities and Exchange Commission. AmeriLink shareholders controlling approximately 41% of the outstanding common stock have entered into voting agreements to support the merger. It is currently anticipated that the transaction will close in late August 1999.

     In connection with the execution of the Merger Agreement, on May 20, 1999, AmeriLink and Tandy entered into a Target Option Agreement whereby AmeriLink granted Tandy an option to purchase up to 19.9% of the outstanding AmeriLink common shares at an exercise price of $15.60.

     Copies of the Merger Agreement and the related press release are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits

     2.1 Agreement and Plan of Reorganization, dated as of May 20, 1999, among AmeriLink Corporation, Tandy Corporation and LWT, Inc.

    10.1 Target Option Agreement , dated as of May 20, 1999, between AmeriLink Corporation and Tandy Corporation.

    99.1 Form of Voting Agreement between Tandy Corporation and certain shareholders of AmeriLink Corporation.

    99.2       Press release, dated May 21, 1999.

    99.3       Press release, dated May 27, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERILINK CORPORATION
                               -------------------------------------------------
                                                  (Registrant)

    May 24, 1999                /s/ Larry R. Linhart
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       (Date)                   Larry R. Linhart, Chairman, President and Chief
                                Executive Officer

    May 24, 1999                /s/ James W. Brittan
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       (Date)                   James W. Brittan, Vice President of Finance
                                (Principal Financial and Accounting Officer)
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                                  EXHIBIT INDEX

   Exhibit
   Number     Exhibit
   ------     -------

     2.1 Agreement and Plan of Reorganization, dated as of May 20, 1999, among AmeriLink Corporation, Tandy Corporation and LWT, Inc.

    10.1 Target Option Agreement , dated as of May 20, 1999, between AmeriLink Corporation and Tandy Corporation.

    99.1 Form of Voting Agreement between Tandy Corporation and certain shareholders of AmeriLink Corporation.

    99.2      Press release, dated May 21, 1999.

    99.3      Press release, dated May 27, 1999.